Self-Insurance Programs	12 Months Ended
Dec. 30, 2012
Insurance [Abstract]
Self-Insurance Programs

15. Self-Insurance Programs

General Liability and Workers’ Compensation

The Company carries insurance policies for general liability and workers’ compensation to minimize the risk of loss due to accident, injury and commercial liability claims resulting from its operations, and to comply with certain legal and contractual requirements.

The Company retains certain levels of exposure in its self-insurance programs and purchases coverage from third-party insurers for exposures in excess of those levels. In addition to expensing premiums and other costs relating to excess coverage, the Company establishes reserves for claims, both reported and incurred but not reported (“IBNR”). IBNR claims are estimated using historical claim information, demographic factors, severity factors and other actuarial assumptions. See Note 12, “Other Accrued Liabilities,” and Note 14, “Other Long-Term Liabilities” for amounts recorded for general liability and workers’ compensation liabilities.

Prior to the Henry’s transaction, S&F purchased third-party insurance for general liability under which Henry’s was covered.

Medical

The Company is self-insured for medical claims up to certain stop-loss limits. Such costs are accrued based on known claims and an estimate of IBNR claims. IBNR claims are estimated using historical claim information, demographic factors, severity factors and other actuarial assumptions. As of December 30, 2012, the Company had recorded a receivable for stop-loss payments from its medical insurance carriers of $1.3 million relating to the portion of the recorded liability that is expected to be recovered through those payments.

The estimated accruals for the self-insurance liabilities could be significantly affected if future occurrences and claims differ from historical trends.